UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

BigCommerce Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11305 Four Points Drive Building II, Third Floor Austin, Texas	78726
(Address of Principal Executive Offices)	(Zip Code)

(512) 865-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

Amendment and Restatement of Certificate of Incorporation

On August 7, 2020, BigCommerce Holdings, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering (the “IPO”) of its Series 1 common stock. As described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-239838), relating to the IPO, which was declared effective by the Securities and Exchange Commission on August 4, 2020 (the “Registration Statement”), the Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and to be effective immediately prior to, the closing of the IPO. The Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

In connection with the closing of the IPO on August 7, 2020, the Company’s previously-approved Amended and Restated Bylaws (the “Amended and Restated Bylaws”) became effective. As described in the Registration Statement, the Company’s board of directors and stockholders previously approved the Amended and Restated Bylaws to be effective upon the closing of the IPO. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01	Other Events

On August 7, 2020, the Company issued a press release announcing the closing of the IPO, including the exercise in full of the underwriters’ option to purchase additional shares of Series 1 common stock from the Company and certain stockholders of the Company in connection therewith. A copy of the Company’s press release announcing the closing of the IPO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of BigCommerce Holdings, Inc., dated August 7, 2020

3.2	Amended and Restated Bylaws of BigCommerce Holdings, Inc., dated August 7, 2020

99.1	Press Release, dated August 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Dated: August 7, 2020	By:	/s/ Jeff Mengoli
Jeff Mengoli Chief Legal Officer and Secretary